-----------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                    -----------------------------------------
       Date of Report (Date of earliest event reported): January 23, 2004


                       PENNSYLVANIA COMMERCE BANCORP, INC.
        -----------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Pennsylvania                   333-78445          25-1834776
    ---------------------------- --------------------- ---------------------
   (State or other jurisdiction of        (Commission      (I.R.S. Employer
   incorporation or organization)         file number)    Identification No.)



                100 Senate Avenue, Camp Hill, Pennsylvania 17011
 ------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (zip code)



                                 (717) 975-5630
             ------------------------------------------------------
                     (Telephone number, including area code)

Item 5.  Other Events


     On January 23, 2004, Pennsylvania Commerce Bancorp, Inc. declared a 5% stock dividend on the Bank Holding Company's common stock outstanding. The dividend is payable Feb. 24, 2004 to shareholders of record Feb. 6, 2004.

     The press release  announcing the 5 % stock dividend is attached  hereto as
Exhibit 99.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Pennsylvania Commerce Bancorp, Inc.
                                -----------------------------------------------
                                                  (Registrant)



   Date: January 23, 2004       /s/ Gary L. Nalbandian
                                -----------------------------------------------
                                Gary L. Nalbandian,
                                Chairman and President

                                /s/ Mark A. Zody
                                -----------------------------------------------
                                Mark A. Zody,
                                Chief Financial Officer
                               (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.         DESCRIPTION
-----------         ------------

99        Press Release of Pennsylvania Commerce Bancorp, Inc. dated January 23,
          2004.